                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported)  August 31, 1998
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Semele Group Inc.
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(Exact name of registrant as specified in its charter)



Delaware                               0-16886                   36-3465422
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(State or other jurisdiction of     (Commission                 (IRS Employer
 incorporation or organization)     File Number)       Identification Number)


One Canterbury Green, Stamford, Connecticut       06901
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(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code  (203) 363-0849
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--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

                                Semele Group Inc.
                                    Form 8-K
                                                                     Page 2 of 5


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

This report on Form 8-K provides information concerning the acquisition of Ariston Corporation ("Ariston") by Semele Group Inc. (the "Company" or the "Registrant").

Summary

On August 31, 1998, the Company executed an agreement to acquire all of the common stock of Ariston for a total purchase price of $12,450,000. Ariston is a holding company having two investments: (i) a 99% limited partnership interest in AFG Eireann Limited Partnership ("AFG Eireann"), a Massachusetts limited partnership having investments in a diversified pool of direct-finance lease contracts and (ii) a 98% limited partnership interest in Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership with investments in cash and notes, equipment leases, and limited partnerships that are engaged in either equipment leasing or real estate. Gary D. Engle, Chairman, Chief Executive Officer and a director of the Company and James A. Coyne, President, Chief Operating Officer and a director of the Company both are affiliated with ONC and Gary D. Engle is affiliated with AFG Eireann. (See "Related Party Considerations" herein.)

The acquisition of Ariston was approved by the Company's independent directors. (Both Messrs. Engle and Coyne elected to abstain from any votes conducted by the Company's Board of Directors in connection with this acquisition.) In addition, the Company, through its independent directors, has engaged an independent investment banking firm (the "Investment Banker"), to evaluate the transaction and express its opinion as to whether the acquisition is fair to the Company's shareholders from a financial point of view. In the event that the Investment Banker is unable to conclude that the terms of the acquisition are fair to shareholders, the Company may rescind the purchase of Ariston on or before October 30, 1998.

Transaction Terms

The Company purchased all of the common stock of Ariston from Equis Financial Group Limited Partnership ("Equis") for cash of $2 million and a purchase-money note of $10,450,000 (the "Note"). The Note bears interest at the annualized rate of 7%, payable quarterly in arrears, and requires principal reductions based upon the cash flows generated by the limited partnership interests owned by Ariston. The Note matures on August 31, 2003 and is recourse only to the common stock of Ariston. Equis is controlled by Gary D. Engle.

                                Semele Group Inc.
                                    Form 8-K
                                                                     Page 3 of 5


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS (Continued).

Related Party Considerations

Ariston Corporation
-------------------

Ariston was organized on July 31, 1998 as a Delaware corporation. On August 3, 1998, Equis contributed its limited partnership interests in AFG Eireann and ONC to Ariston in exchange for Ariston common stock. Ariston was a wholly-owned subsidiary of Equis until its acquisition by the Company and was formed principally to facilitate the transfer of limited partnership interests held by Equis in AFG Eireann and ONC. The sole director of Ariston is Gary D. Engle.

AFG Eireann Limited Partnership
-------------------------------

AFG Eireann is a special purpose limited partnership created in 1994 having an interest in a diversified pool of direct finance lease contracts which are expected to generate taxable income to the Company. It is anticipated that upon liquidation of its net assets, AFG Eireann will generate losses for income tax reporting purposes that may be carried forward and used by the Company for a period of up to 15 years, based upon current federal income tax regulations. Gary D. Engle is a 50% owner and a director of the general partner of AFG Eireann.




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                                Semele Group Inc.
                                    Form 8-K
                                                                     Page 4 of 5


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS (Continued).

Related Party Considerations (Continued)

Old North Capital Limited Partnership
-------------------------------------

ONC is a Massachusetts limited partnership established in 1995. ONC has investments in (i) cash of approximately $2.9 million, (ii) a portfolio of equipment leases, (iii) limited partnership units of several direct-participation equipment leasing programs sponsored and managed by Equis,(1) (iv) general and limited partnership interests in a real estate partnership sponsored by Equis that owns two commercial buildings leased to an investment-grade educational institution, and (v) a note receivable having a principal balance of approximately $2.7 million that was due originally from Equis II Corporation ("Equis II"); however, such debt obligation was assumed by Messrs. Engle and Coyne in 1997. Equis II owns (i) the controlling interests of four direct-participation equipment leasing programs sponsored by Equis (the "Trusts") and (ii) substantially all of the outstanding Class B Beneficiary Interests in the Trusts. Equis II is owned by Gary D. Engle and James A. Coyne and is controlled by Gary D. Engle. The Company's Board of Directors is considering the potential acquisition of Equis II at a future date and has engaged the Investment Banker to evaluate the fairness of such an acquisition to the Company's shareholders. Gary D. Engle owns all of the voting stock, and has a one-third equity interest in, and is a director of the general partner of ONC. James A. Coyne owns non-voting stock, and has a one-third equity interest in, and is a director of the general partner of ONC.


------------------------------
(1) ONC owns limited partnership units in the direct-participation programs listed below. Certain of these programs, as indicated, own stock in the Registrant.

-------------------------------------------------------------------- ------------------ --------------------
                                                                      Limited Partner    Shares of Common
                                                                      Units owned by      Stock owned by
                                                                        ONC in each       each Program in
          Direct-Participation Program Sponsored by Equis                 Program         the Registrant
-------------------------------------------------------------------- ------------------ --------------------
American Income Partners V-A Limited Partnership                              4,452.00               34,144
-------------------------------------------------------------------- ------------------ --------------------
American Income Partners V-B Limited Partnership                             17,594.00               39,339
-------------------------------------------------------------------- ------------------ --------------------
American Income Partners V-C Limited Partnership                              7,850.00                   --
-------------------------------------------------------------------- ------------------ --------------------
American Income Partners V-D Limited Partnership                              1,240.00                   --
-------------------------------------------------------------------- ------------------ --------------------
American Income Fund I-B, a Massachusetts Limited Partnership                   990.00                   --
-------------------------------------------------------------------- ------------------ --------------------
American Income Fund I-C, a Massachusetts Limited Partnership               124,851.23               20,876
-------------------------------------------------------------------- ------------------ --------------------
American Income Fund I-D, a Massachusetts Limited Partnership                 1,511.00               40,797
-------------------------------------------------------------------- ------------------ --------------------
American Income Fund I-E, a Massachusetts Limited Partnership                87,118.15               42,574
-------------------------------------------------------------------- ------------------ --------------------
AIRFUND International Limited Partnership                                   205,040.00                   --
-------------------------------------------------------------------- ------------------ --------------------
AIRFUND II International Limited Partnership                                 40,000.00                   --
-------------------------------------------------------------------- ------------------ --------------------
AFG Investment Trust A                                                              --               20,969
-------------------------------------------------------------------- ------------------ --------------------

                                Semele Group Inc.
                                    Form 8-K
                                                                     Page 5 of 5


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The Registrant expects to file the financial statements required by Item 7 by November 15, 1998.


         Exhibits filed herewith pursuant to Item 601 of Regulation S-K.

Exhibit
Number
------

Exhibits required to be filed pursuant to Item 601 of Regulation S-K will be filed by November 15, 1998.

                     --------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMELE GROUP INC.
(Registrant)


By: /s/ James A. Coyne                               Date:  September 15, 1998
    -----------------------                                 ------------------
     James A. Coyne
     President and Chief Operating
     Officer and a Director